Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

Case No. 09-11214(KG)
In re: Aventine Renewable Energy Holdings, Inc., et al.,	Reporting Period: January 1, 2010 through January 31, 2010

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4			X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ William J. Brennan	2/2/2010
Signature of Authorized Individual*	Date

William J. Brennan	Chief Accounting & Compliance Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Case  No. 09-11214(KG)

Aventine Renewable Energy

Holdings, Inc. and Subsidiaries

MOR-1 Schedule of Receipts and Disbursements

January 2010

	Total Aventine Renewable Energy,	Total Nebraska Energy LLC Cash	Current Month		Cumulative Filing thru January 31, 2010
	Inc. Cash Accounts	Accounts	Actual	Projected	Actual	Projected

Beginning Cash at Banks	$60,011,993	$21,961	$60,033,954	$44,600,000	$2,682,715	$57,000,000 **
		—
Receipts		—
Accounts Receivable	43,332,722	—	43,332,722	41,400,000	405,306,943	407,100,000
Loans & Advances -net of Lender Fees	—	—	—	—	14,100,000	15,000,000 ***
Other	708,396	—	708,396	—	8,349,688	5,500,000
Transfers from DIP Accnts	44,639,999	550,286	45,190,285	45,190,285	430,343,503	430,343,503
Total Receipts	$88,681,118	$550,286	$89,231,404	$86,590,285	$858,109,475	$857,943,503
		—
Disbursements		—
Corn purchases	(21,767,191)	—	(21,767,191)	(24,200,000)	(225,739,036)	(242,900,000)
Freight	(1,672,210)	—	(1,672,210)	(2,300,000)	(21,881,341)	(30,000,000)
Purchase Resale purchases	—	—	—	(3,100,000)	(9,982,978)	(37,700,000)
Natural Gas	(1,952,635)	(1,912)	(1,954,547)	(1,100,000)	(11,452,469)	(12,200,000)
Gross Payroll	(1,966,253)	(177,293)	(2,143,546)	(1,600,000)	(25,556,759)	(17,400,000)
Coal purchases	(609,459)	—	(609,459)	(900,000)	(9,325,882)	(11,700,000)
Denaturant purchases	(627,328)	—	(627,328)	(700,000)	(5,733,015)	(8,200,000)
Electricity	(608,443)	—	(608,443)	(1,000,000)	(5,403,845)	(5,600,000)
Other Manufacturing & Supplies	(1,270,617)	(253,802)	(1,524,419)	(1,200,000)	(13,334,829)	(14,100,000)
Outside Services	(757,359)	(51,755)	(809,114)	(1,000,000)	(8,317,364)	(8,700,000)
Other	(275,379)	(50,324)	(325,703)	(1,300,000)	(9,126,930)	(19,600,000)
Total Operational Disbursements	$(31,506,874)	$(535,086)	$(32,041,960)	$(38,400,000)	$(345,854,447)	$(408,100,000)
	—	—
Cash Flow Before Cap Ex	$57,174,244	$15,200	$57,189,444	$48,190,285	$512,255,027	$449,843,503
	—	—
Capital Expenditures	(454,105)	(15,160)	(469,265)	(300,000)	(1,466,969)	(4,200,000)
Cash Flow from Operations	$56,720,139	$40	$56,720,179	$47,890,285	$503,834,815	$445,643,503
	—	—
Prepetition Interest	(306,374)	—	(306,374)	—	(2,736,760)	(2,400,000)
DIP Fees	(1,276)	—	(1,276)	—	(104,696)	(1,000,000)
DIP Interest	(213,125)	—	(213,125)	(200,000)	(1,998,104)	(2,800,000)
Restructuring Legal & Professional	(753,792)	—	(753,792)	(800,000)	(3,848,617)	(15,700,000)
Other Restructuring Charges	(98,079)	—	(98,079)	—	(4,054,846)	(3,500,000)
Utility Deposit	—	—	—	—	(144,377)	(600,000)
Total Restructuring Costs	(1,372,646)	—	$(1,372,646)	$(1,000,000)	$(12,936,068)	$(26,000,000)
	—	—
Total Cash Flow Before DIP	$55,347,493	$40	$55,347,533	$46,890,285	$497,851,990	$419,643,503
	—	—
Transfers to Other DIP Accounts	(45,190,285)	—	(45,190,285)	(45,190,285)	(430,343,503)	(430,343,503)
	—	—
	—	—
Ending Cash at Banks - January 31, 2010	$70,169,200	$22,001	$70,191,201	$46,300,000	$70,191,201	$46,300,000

**

The Projected Beginning Cash balances include adjustments to account for actual cash balance as of 8/28/09 ($36.6 million), lack of second DIP draw ($15.0 million) and cash collateralization of LC ($6.3 million)

***	Term Loan Draw adjustment accounts for actual DIP draws by the Company to date ($15 million), as compared to $30 million forecasted in the Second DIP Budget

Case No. 09-11214(KG)

Aventine Renewable Energy, Inc.

MOR-1 Schedule of Cash Receipts and Disbursements by Bank Account

January 2010

	Bank Accounts		Bank Accounts			Bank Accounts
	JPMorgan Chase Bank, N.A.		JPMorgan Chase Bank, N.A.			JPMorgan Chase Bank, N.A.
	XXXXX3192 Employee Flex		XXXXX2603 Depository			XXXXX6619 Operating
	For the Benefit Of		For the Benefit Of			For the Benefit Of
	Aventine Renewable Energy, Inc.	Total Aventine Renewable Energy, Inc. Flexible Spending Account	Aventine Renewable Energy, Inc.	Nebraska Energy, LLC	Total Aventine Renewable Energy, Inc. Depository Account	Aventine Renewable Energy, Inc.	Nebraska Energy, LLC	Aventine Renewable Energy - Mt Vernon, LLC	Aventine Renewable Energy - Aurora West, LLC	Total Aventine Renewable Energy, Inc. Operating Account

Beginning Cash at Banks - December 31, 2009		$15,036			$28,541,162	$12,672,807				$12,672,807

Receipts
Accounts Receivable			42,656,862	—	42,656,862	3,171	672,604			675,774
Loans & Advances -net of Lender Fees					—					—
Other	—	—	610,862		610,862	96,422				96,422
Transfers from DIP Accnts					—	43,000,000				43,000,000
Total Receipts	—	—	43,267,724	—	43,267,724	43,099,592	672,604	—	—	43,772,196

Disbursements
Corn purchases					—	(17,417,191)	(4,350,000)			(21,767,191)
Freight					—	(1,525,117)				(1,525,117)
Purchase Resale purchases					—					—
Natural Gas					—	(1,067,339)	(837,194)			(1,904,533)
Gross Payroll					—	(495,708)	(18,279)	(5,909)		(519,896)
Coal purchases					—	(576,109)				(576,109)
Denaturant purchases					—	(627,328)				(627,328)
Electricity					—		(179,966)			(179,966)
Other Manufacturing & Supplies					—	(962,926)	(58,403)			(1,021,329)
Outside Services					—	(399,077)		(60,656)	(53,707)	(513,440)
Other					—	(72,719)	(7,899)			(80,618)
Total Operational Disbursements	—	—	—		—	(23,143,514)	(5,451,741)	(66,565)	(53,707)	(28,715,527)

Cash Flow Before Cap Ex	—	—	43,267,724	—	43,267,724	19,956,078	(4,779,137)	(66,565)	(53,707)	15,056,669

Capital Expenditures					—	(136,436)		(317,669)		(454,105)
Cash Flow from Operations	—	—	43,267,724	—	43,267,724	19,819,642	(4,779,137)	(384,234)	(53,707)	14,602,564

Prepetition Interest					—	(306,374)				(306,374)
DIP Fees					—					—
DIP Interest					—	(213,125)				(213,125)
Professional Fees					—	(715,014)				(715,014)
Other Restructuring Charges					—	(228)				(228)
Utility Deposit					—					—
Total Restructuring Costs	—	—	—	—	—	(1,234,741)	—	—	—	(1,234,741)

Total Cash Flow Before DIP	—	—	43,267,724	—	43,267,724	18,584,901	(4,779,137)	(384,234)	(53,707)	13,367,823

Transfers to Other DIP Accounts	—	—	(43,000,000)		(43,000,000)		(140,631)			(140,631)

Ending Cash at Banks - January 31, 2010		$15,036			$28,808,885					$25,900,000

Aventine Renewable Energy, Inc.

MOR-1 Schedule of Cash Receipts and Disbursements by Bank Account

January 2010

	Bank Accounts			Bank Accounts			Bank Accounts
	JPMorgan Chase Bank, N.A.			National City			National City
	XXXXX0521Savings			XXXXX6827 Concentration			XXXXX6851 AVR Checking
	For the Benefit Of			For the Benefit Of			For the Benefit Of
	Aventine Renewable Energy - Inc.	Aventine Renewable Energy - Mt Vernon, LLC	Total Aventine Renewable Energy, Inc. Collateral Account	Aventine Renewable Energy, Inc.	Nebraska Energy, LLC	Total Aventine Renewable Energy, Inc. Concentration Account	Aventine Renewable Energy Holdings, Inc.	Aventine Renewable Energy - Mt Vernon, LLC	Aventine Renewable Energy - Aurora West, LLC	Nebraska Energy, LLC	Aventine Renewable Energy, Inc.	Total Aventine Renewable Energy, Inc. Checking Account

Beginning Cash at Banks - December 31, 2009			$6,955,037			$11,331,950						$—

Receipts
Accounts Receivable				86		86
Loans & Advances -net of Lender Fees						—
Other	839		839	274		274
Transfers from DIP Accnts			—			—	—				$1,562,433	1,562,433
Total Receipts	839	—	839	360		360	—				1,562,433	1,562,433

Disbursements
Corn purchases						—	—				—	—
Freight						—					(147,093)	(147,093)
Purchase Resale purchases						—						—
Natural Gas						—					(48,102)	(48,102)
Gross Payroll				(1,287,977)		(1,287,977)					(80,814)	(80,814)
Coal purchases						—					(33,350)	(33,350)
Denaturant purchases						—						—
Electricity						—					(428,477)	(428,477)
Other Manufacturing & Supplies						—					(249,288)	(249,288)
Outside Services						—		(6,040)	(7,446)		(230,433)	(243,919)
Other						—		(28,353)			(166,408)	(194,761)
Total Operational Disbursements	—	—	—	(1,287,977)	—	(1,287,977)	—	(34,393)	(7,446)	—	(1,383,965)	(1,425,804)

Cash Flow Before Cap Ex	839		839	(1,287,616)	—	(1,287,616)	—	(34,393)	(7,446)	—	178,468	136,629

Capital Expenditures			—		—	—						—
Cash Flow from Operations	839	—	839	(1,287,616)	—	(1,287,616)	—	(34,393)	(7,446)	—	178,468	136,629

Prepetition Interest						—
DIP Fees			—	(1,276)		(1,276)
DIP Interest						—
Professional Fees						—					(38,778)	(38,778)
Other Restructuring Charges						—	(325)	(4,875)	(1,625)	(20,000)	(71,026)	(97,851)
Utility Deposit						—						—
Total Restructuring Costs	—	—	—	(1,276)		(1,276)	(325)	(4,875)	(1,625)	(20,000)	(109,804)	(136,629)

Total Cash Flow Before DIP	839	—	839	(1,288,893)	—	(1,288,893)	(325)	(39,268)	(9,071)	(20,000)	68,664	0

Transfers to Other DIP Accounts			—	(1,639,999)	(409,655)	(2,049,654)					—	—

Ending Cash at Banks - January 31, 2010		$6,955,876			$7,993,403							$0

Aventine Renewable Energy, Inc.

MOR-1 Schedule of Cash Receipts and Disbursements by Bank Account

January 2010

	Bank Accounts		Bank Accounts		Bank Accounts		Bank Accounts		Bank Accounts
	National City		National City		National City		National City		National City
	XXXXX6878 Flex Fund		XXXXX6835 Depository		XXXXX5373 Payroll		XXXXX6843 Utility Deposit		XXXXX7183 Mt Vernon Payroll
	For the Benefit Of		For the Benefit Of		For the Benefit Of		For the Benefit Of		For the Benefit Of
	Aventine Renewable Energy, Inc.	Total Aventine Renewable Energy, Inc. Flex Account	Aventine Renewable Energy, Inc.	Total Aventine Renewable Energy, Inc. Utility Deposit Account	Aventine Renewable Energy, Inc.	Total Aventine Renewable Energy, Inc. Utility Deposit Account	Aventine Renewable Energy, Inc.	Total Aventine Renewable Energy, Inc. Utility Deposit Account	Aventine Renewable Energy - Mt Vernon, LLC	Total Aventine Renewable Energy, Inc. Utility Deposit Account	Total Aventine Renewable Energy, Inc. Cash Accounts

Beginning Cash at Banks - December 31, 2009		$—		$—		$—		$496,000		$—	$60,011,993

Receipts
Accounts Receivable											43,332,722
Loans & Advances -net of Lender Fees											—
Other			—	—					—	—	708,396
Transfers from DIP Accnts	—		—	—	77,566	77,566		—		—	44,639,999
Total Receipts	—	—	—	—	77,566	77,566	—	—	—	—	88,681,118

Disbursements
Corn purchases											(21,767,191)
Freight											(1,672,210)
Purchase Resale purchases											—
Natural Gas											(1,952,635)
Gross Payroll					(77,566)	(77,566)					(1,966,253)
Coal purchases											(609,459)
Denaturant purchases											(627,328)
Electricity											(608,443)
Other Manufacturing & Supplies											(1,270,617)
Outside Services											(757,359)
Other			—								(275,379)
Total Operational Disbursements	—	—	—	—	(77,566)	(77,566)	—		—	—	(31,506,874)

Cash Flow Before Cap Ex	—	—	—	—	—	—	—	—	—	—	57,174,244
											—
Capital Expenditures		—		—	—		—			—	(454,105)
Cash Flow from Operations	—	—	—	—	—	—	—	—	—	—	56,720,139

Prepetition Interest											(306,374)
DIP Fees											(1,276)
DIP Interest											(213,125)
Professional Fees											(753,792)
Other Restructuring Charges											(98,079)
Utility Deposit											—
Total Restructuring Costs		—		—	—	—	—			—	(1,372,646)

Total Cash Flow Before DIP	—	—	—	—	—	—	—	—	—	—	55,347,493

Transfers to Other DIP Accounts		—	—	—	—	—	—	—	—	—	(45,190,285)

Ending Cash at Banks - January 31, 2010		$—		$—		$—		$496,000		$—	$70,169,200

						Total Disbursements including Transfers to DIP Accounts					$(78,523,911)
						Less: Transfers to DIP Accounts					45,190,285
						Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)					—
						Total Disbursements for Calculating U.S. Trustee Quarterly Fees					$(33,333,625)

Case No. 09-11214(KG)

Nebraska Energy, LLC

MOR-1 Schedule of Cash Receipts and Disbursements

January 2010

	Bank Accounts		Bank Accounts		Bank Accounts
	JPMorgan Chase Bank, N.A.				National City
	XXXXX7313 NELLC Operating Acct		Heritage Bank XX4487 Payroll		XXXXX8662 NELLC Checking
	For the Benefit Of		For the Benefit Of		For the Benefit Of
	Nebraska Energy LLC	Total Nebraska Energy, LLC Operating Account	Nebraska Energy LLC	Total Nebraska Energy, LLC Payroll Account	Nebraska Energy, LLC	Total Nebraska Energy LLC Checking Account	Total Nebraska Energy LLC Cash Accounts

Beginning Cash at Banks - December 31, 2009		$1,000		$20,961		$—	$21,961

Receipts
Accounts Receivable		—		—		—	—
Loans & Advances -net of Lender Fees		—		—		—	—
Other		—		—		—	—
Transfers from DIP Accnts		—	140,631	140,631	$409,655	409,655	550,286
Total Receipts		—	140,631	140,631	409,655	409,655	$550,286

Disbursements
Corn purchases		—		—	—	—	—
Freight		—		—		—	—
Purchase Resale purchases		—		—		—	—
Natural Gas		—		—	(1,912)	(1,912)	(1,912)
Gross Payroll		—	(140,591)	(140,591)	(36,702)	(36,702)	(177,293)
Coal purchases		—		—		—	—
Denaturant purchases		—		—		—	—
Electricity		—		—		—	—
Other Manufacturing & Supplies		—		—	(253,802)	(253,802)	(253,802)
Outside Services		—		—	(51,755)	(51,755)	(51,755)
Other		—		—	(50,324)	(50,324)	(50,324)
Total Operational Disbursements		—	(140,591)	(140,591)	(394,495)	(394,495)	(535,086)

Cash Flow Before Cap Ex		—	40	40	15,160	15,160	15,200

Capital Expenditures		—	—	—	(15,160)	(15,160)	(15,160)
Cash Flow from Operations		—	40	40	—	—	40

Prepetition Interest		—		—		—	—
DIP Fees		—		—		—	—
DIP Interest		—		—		—	—
Professional Fees		—		—		—	—
Other Restructuring Charges		—		—		—	—
Utility Deposit		—		—		—	—
Total Restructuring Costs		—	—	—	—	—	—

Total Cash Flow Before DIP		—	40	40	—	—	40

Transfers to Other DIP Accounts		—	—	—	—	—	—

Ending Cash at Banks - December 31, 2009		$1,000		$21,001		$—	$22,001

		Total Disbursements including Transfers to DIP Accounts					$(550,246)
		Less: Transfers to DIP Accounts					—
		Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)					—
		Total Disbursements for Calculating U.S. Trustee Quarterly Fees					$(550,246)

Case No. 09-11214(KG)

Aventine Renewable Energy Holdings, Inc.

MOR-1 Schedule of Receipts and Disbursements

January 1, 2010 through January 31, 2010

Reconciliation of Cash per MOR-1 and Consolidated Balance Sheet As of December 31, 2009

Cash at Bank - Aventine Renewable Energy, Inc. & Nebraska Energy, LLC (per MOR-1)	$60,033,954
Cash on hand at Aventine HQ Office	1,100
Cash on hand at Mt Vernon Office	500
Aventine Renewable Energy, Inc. - Restricted Cash shown in Other Assets	(7,451,037)
Immaterial Difference	(2)

Total Consolidated Cash Per Balance Sheet (MOR-3)- December 31, 2009	$52,584,515

Reconciliation of Cash per MOR-1 and Consolidated Balance Sheet As of January 31, 2010

Cash at Bank - Aventine Renewable Energy, Inc. & Nebraska Energy, LLC (per MOR-1)	$70,191,201
Cash on hand at Aventine HQ Office	1,100
Cash on hand at Mt Vernon Office	500
Aventine Renewable Energy, Inc. - Restricted Cash shown in Other Assets	(7,451,876)

Total Consolidated Cash Per Balance Sheet (MOR-3)- January 31, 2010	$62,740,925

4

Disbursements Made from 01/01/10 to 01/31/10

	JP MORGAN CHASE						National City							National City-NELLC
	Nebraska Energy	Aurora West	Aventine	Mt Vernon	Consolidated		Aventine Holdings	Nebraska Energy	Aurora West	Aventine	Mt Vernon	Consolidated		Nebraska Energy
Disbursements	230	231	234	235	Total		100	230	231	234	235	Total		230

Post
Corn	$4,350,000	$—	$17,417,191	$—	$21,767,191	TAB A				$—		$—	TAB D		TAB E
Freight			$1,525,117		$1,525,117	TAB A				147,093		$147,093	TAB D	$—	TAB E
Purchase Resale			$—		$—	TAB A				—		$—	TAB D		TAB E
Natural Gas	837,194	—	1,067,339	—	$1,904,533	TAB A		$—		48,102		$48,102	TAB D	1,912	TAB E
Payroll	18,279	—	495,708	5,909	$519,896	TAB A		—		80,814	—	$80,814	TAB D	36,702	TAB E
Transfers to other DIP	140,631	—	—	—	$140,631	TAB A		—				$—	TAB D		TAB E
Coal	—		576,109		$576,109	TAB A				33,350		$33,350	TAB D		TAB E
Denaturant	—	—	627,328	—	$627,328	TAB A		—		—		$—	TAB D	—	TAB E
Electricity	179,966	—	—	—	$179,966	TAB A				428,477		$428,477	TAB D	—	TAB E
Other Mfg & Supplies	58,403	—	962,926	—	$1,021,329	TAB A		—		249,288		$249,288	TAB D	253,802	TAB E
Outside Services	—	53,707	399,077	60,656	$513,441	TAB A		—	7,446	230,433	6,040	$243,919	TAB D	51,755	TAB E
CAPEX	—		136,436	317,669	$454,105	TAB A				—		$—	TAB D	15,160	TAB E
Flex Spending	—		—		$—	TAB D						$—	TAB D	—	TAB E
Other	7,899	—	72,718	—	$80,617	TAB A	—	—	—	166,407	28,353	$194,760	TAB D	50,324	TAB E
Total Post	5,592,372	53,707	23,279,950	384,234	29,310,263		—	—	7,446	1,383,965	34,394	1,425,804	TAB D	409,655	TAB E

Prepetition Payts
Shippers/Warehousemen			—		$—	TAB B	0			—		—	TAB C
Payroll	—	—	228		$228	TAB B			—	—		—	TAB C
Electricity					$—	TAB B						—	TAB C
Taxes			—		$—	TAB B				71,026		71,026	TAB C	—
Critical	—		—		$—	TAB B				—		—	TAB C
Legal & Consulting BKC			715,014		$715,014	TAB A	325	20,000	1,625	38,778	4,875	65,603	TAB D
Other Restructuring (JP Morgan Bank) Sub Total	—	—	715,242	—	715,242	TAB B	325	20,000	1,625	109,804	4,875	136,629		—
National City Payts for prepetition taxes												—
JP Morgan Prepetition Interest					—							—
Int Expense (DIP)			213,125		213,125	TAB A				—		—
DIP Fees					—							—
Utility Deposit	—				—	TAB A						—
Total Restructuring	—	—	928,367	—	928,367		325	20,000	1,625	109,804	4,875	136,629		—
Rounding

Grand Total	$5,592,372	$53,707	$24,208,317	$384,234	$30,238,630		325	20,000	9,071	1,493,769	39,269	1,562,433		$409,655

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	Chapter 11

AVENTINE RENEWABLE ENERGY	Case No. 09-11214 (KG)
HOLDINGS, INC., a Delaware Corporation, et al.,
(Jointly Administered)
Debtors.(3)

Declaration Regarding the Reconciliation of the Debtors’ Bank Accounts

As of January 31, 2010

WILLIAM J. BRENNAN hereby declares under penalty of perjury:

1.  I am the Chief Accounting and Compliance Officer for Aventine Renewable Energy Holdings, Inc. , et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”).  I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.  All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition.  If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion.  I am authorized to submit this Declaration of behalf of the Debtors.

3.  To the best of my knowledge, all of the Debtors’ bank balances as of January 31, 2010 have been reconciled in an accurate and timely manner.

Dated: February 22, 2010	Respectfully submitted,

/s/ William J. Brennan
By: William J. Brennan
Title: Chief Accounting and Compliance Officer

(3)  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Aventine Renewable Energy Holdings, Inc. (9368), Aventine Renewable Energy, LLC (0195), Aventine Renewable Energy, Inc. (8352), Aventine Renewable Energy — Aurora West, LLC (9285), Aventine Renewable Energy — Mt Vernon, LLC (8144), Aventine Power, LLC (9343), and Nebraska Energy, L.L.C. (1872).  The corporate headquarters address for all of the Debtors is 120 North Parkway Drive, Pekin, Illinois 61554.

Case No. 09-11214(KG)
MOR-1b Schedule of Professional Fees Paid
In re: AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware
Corporation, et al., Debtors	Case No. 09-11214 (KG)
Debtor	Reporting Period: April 8, 2009 thru January 31, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

(This schedule is to include all retained professional payments from case inception to current month)

				Check		Amount Paid		Year -To-Date
Payee	Period Covered	Amount Approved	Name of Payor	Date	Number	Fees	Expenses	Fees	Expenses
Westervelt, Johnson, Nicoll & Keller, LLC **	4/8/09 thru 4/30/09	$39,933.62	Aventine Renewable Energy, Inc.	06/04/09	70000375	$39,412.50	$521.12
Westervelt, Johnson, Nicoll & Keller, LLC	5/1/09 thru 5/31/09	$23,820.54	Aventine Renewable Energy, Inc.	08/04/09	20826	$23,760.00	$60.54
Westervelt, Johnson, Nicoll & Keller, LLC	6/1/09 thru 6/30/09	$18,999.50	Aventine Renewable Energy, Inc.	09/02/09	21015	$18,800.00	$199.50
Westervelt, Johnson, Nicoll & Keller, LLC	5/1/09 thru 6/30/09	$10,613.50	Aventine Renewable Energy, Inc.	09/22/09	21077	$10,613.50
Westervelt, Johnson, Nicoll & Keller, LLC	7/1/09 thru 7/31/09	$34,181.69	Aventine Renewable Energy, Inc.	09/23/09	21088	$33,460.00	$721.69
Westervelt, Johnson, Nicoll & Keller, LLC	8/1/09 thru 9/30/09	$29,346.22	Aventine Renewable Energy, Inc.	11/04/09	21246	$28,240.00	$1,106.22
Westervelt, Johnson, Nicoll & Keller, LLC	7/1/09 thru 9/30/09	$15,425.00	Aventine Renewable Energy, Inc.	12/17/09	21372	$15,425.00		$169,711.00	$2,609.07

Young, Conaway, Stargatt & Taylor, LLP	4/7/09 thru 4/30/09	$209,512.05	Aventine Renewable Energy, Inc.	07/09/09	20704	$196,256.00	$13,256.05
Young, Conaway, Stargatt & Taylor, LLP	5/1/09 thru 5/31/09	$119,051.95	Aventine Renewable Energy, Inc.	07/31/09	20813	$112,117.20	$6,934.75
Young, Conaway, Stargatt & Taylor, LLP	6/1/09 thru 6/30/09	$94,670.66	Aventine Renewable Energy, Inc.	08/25/09	20972	$91,393.60	$3,277.06
Young, Conaway, Stargatt & Taylor, LLP	7/1/09 thru 7/31/09	$70,592.04	Aventine Renewable Energy, Inc.	09/15/09	21051	$67,981.60	$2,610.44
Young, Conaway, Stargatt & Taylor, LLP	4/8/09 thru 6/30/09	$99,941.70	Aventine Renewable Energy, Inc.	09/22/09	21078	$99,941.70
Young, Conaway, Stargatt & Taylor, LLP	8/1/09 thru 8/31/09	$66,596.28	Aventine Renewable Energy, Inc.	11/04/09	21247	$63,612.00	$2,984.28
Young, Conaway, Stargatt & Taylor, LLP	9/1/09 thru 9/30/09	$109,340.64	Aventine Renewable Energy, Inc.	12/04/09	21341	$107,748.00	$1,592.64
Young, Conaway, Stargatt & Taylor, LLP	7/1/09 thru 9/30/09	$59,835.40	Aventine Renewable Energy, Inc.	12/17/09	21373	$59,835.40
Young, Conaway, Stargatt & Taylor, LLP	10/01/09 thru 10/31/09	$93,510.41	Aventine Renewable Energy, Inc.	01/19/10	21456	$92,016.00	$1,494.41	$890,901.50	$32,149.63

Jenner & Block, LLP	4/7/09 thru 5/31/09	$60,154.51	Aventine Renewable Energy, Inc.	07/31/09	20811	$59,804.80	$349.71
Jenner & Block, LLP	6/1/09 thru 6/30/09	$51,039.75	Aventine Renewable Energy, Inc.	09/01/09	70001344	$47,368.00	$3,671.75
Jenner & Block, LLP	4/7/09 thru 6/30/09	$26,793.20	Aventine Renewable Energy, Inc.	09/22/09	70001594	$26,793.20
Jenner & Block, LLP	7/1/09 thru 7/31/09	$8,137.38	Aventine Renewable Energy, Inc.	10/09/09	70001810	$8,017.60	$119.78
Jenner & Block, LLP	8/1/09 thru 8/31/09	$20,030.25	Aventine Renewable Energy, Inc.	11/03/09	70002114	$19,469.60	$560.65
Jenner & Block, LLP	9/1/09 thru 9/30/09	$2,231.37	Aventine Renewable Energy, Inc.	12/03/09	70002476	$2,204.00	$27.37
Jenner & Block, LLP	7/1/09 thru 9/30/09	$7,422.80	Aventine Renewable Energy, Inc.	12/17/09	70002649	$7,422.80		$171,080.00	$4,729.26

Greenberg Traurig, LLP	4/23/09 thru 5/31/09	$69,510.37	Aventine Renewable Energy, Inc.	07/31/09	20809	$66,878.80	$2,631.57
Greenberg Traurig, LLP	6/1/09 thru 6/30/09	$20,253.14	Aventine Renewable Energy, Inc.	08/18/09	20898	$18,923.60	$1,329.54
Greenberg Traurig, LLP	4/23/09 thru 6/30/09	$21,450.60	Aventine Renewable Energy, Inc.	09/22/09	21071	$21,450.60
Greenberg Traurig, LLP	7/1/09 thru 7/31/09	$9,831.51	Aventine Renewable Energy, Inc.	09/24/09	21089	$9,731.20	$100.31
Greenberg Traurig, LLP	8/1/09 thru 8/31/09	$32,321.77	Aventine Renewable Energy, Inc.	10/22/09	21193	$31,978.40	$343.37
Greenberg Traurig, LLP	9/1/09 thru 9/30/09	$27,276.20	Aventine Renewable Energy, Inc.	11/30/09	21321	$27,256.40	$19.80
Greenberg Traurig, LLP	10/1/09 thru 10/31/09	$8,959.18	Aventine Renewable Energy, Inc.	12/08/09	21348	$8,852.40	$106.78
Greenberg Traurig, LLP	7/1/09 thru 9/30/09	$16,909.00	Aventine Renewable Energy, Inc.	12/17/09	21369	$16,909.00
Greenberg Traurig, LLP	11/01/09 thru 11/30/09	$14,534.59	Aventine Renewable Energy, Inc.	01/26/10	21476	$14,331.60	$202.99	$216,312.00	$4,734.36

Davis, Polk & Wardwell, LLP &&	4/8/09 thru 5/31/09	$72,303.07	Aventine Renewable Energy, Inc.	07/28/09	N/A	$70,483.00	$1,820.07
Davis, Polk & Wardwell, LLP $$	6/1/09 thru 6/30/09	$39,168.65	Aventine Renewable Energy, Inc.	08/28/09	N/A	$38,965.20	$203.45
Davis, Polk & Wardwell, LLP @@	7/1/09 thru 9/30/09	$6,861.32	Aventine Renewable Energy, Inc.	11/23/09	N/A	$6,740.40	$120.92	$116,188.60	$2,144.44

Jefferies & Company, Inc	4/23/09 thru 5/22/09	$100,092.00	Aventine Renewable Energy, Inc.	08/21/09	20957	$100,000.00	$92.00
Jefferies & Company, Inc	6/23/09 thru 7/22/09	$104,515.36	Aventine Renewable Energy, Inc.	09/08/09	21023	$100,000.00	$4,515.36
Jefferies & Company, Inc	5/23/09 thru 6/22/09	$101,876.37	Aventine Renewable Energy, Inc.	09/15/09	21047	$100,000.00	$1,876.37
Jefferies & Company, Inc	4/23/09 thru 6/30/09	$56,666.67	Aventine Renewable Energy, Inc.	09/22/09	21073	$56,666.67
Jefferies & Company, Inc	7/23/09 thru 8/31/09	$132,958.70	Aventine Renewable Energy, Inc.	10/21/09	21188	$129,032.26	$3,926.44
Jefferies & Company, Inc	9/01/09 thru 9/30/09	$100,805.46	Aventine Renewable Energy, Inc.	11/30/09	21324	$100,000.00	$805.46
Jefferies & Company, Inc	5/23/09 thru 9/30/09	$75,591.39	Aventine Renewable Energy, Inc.	12/17/09	21371	$75,591.39
Jefferies & Company, Inc	10/01/09 thru 10/31/09	$100,589.18	Aventine Renewable Energy, Inc.	01/11/10	21428	$100,000.00	$589.18	$761,290.32	$11,804.81

Houlihan Lokey Howard & Zukin	4/8/09 thru 5/31/09	$240,217.61	Aventine Renewable Energy, Inc.	09/01/09	21008	$217,344.13	$22,873.48
Houlihan Lokey Howard & Zukin	6/1/09 thru 6/30/09	$127,868.27	Aventine Renewable Energy, Inc.	09/15/09	21046	$113,524.14	$14,344.13
Houlihan Lokey Howard & Zukin	7/1/09 thru 7/31/09	$82,000.00	Aventine Renewable Energy, Inc.	09/22/09	21072	$74,131.73	$7,868.27
Houlihan Lokey Howard & Zukin	8/1/09 thru 8/31/09	$170,688.68	Aventine Renewable Energy, Inc.	11/04/09	21241	$120,000.00	$50,688.68
Houlihan Lokey Howard & Zukin	9/1/09 thru 9/30/09	$126,223.48	Aventine Renewable Energy, Inc.	12/03/09	21337	$120,000.00	$6,223.48
Houlihan Lokey Howard & Zukin	7/1/09 thru 9/30/09	$90,000.00	Aventine Renewable Energy, Inc.	12/17/09	21370	$90,000.00
Houlihan Lokey Howard & Zukin	10/1/09 thru 10/31/09	$125,498.73	Aventine Renewable Energy, Inc.	12/31/09	21406	$120,000.00	$5,498.73	$855,000.00	$107,496.77

Ernst & Young LLP ##	4/8/09 thru 6/30/09	$329,930.22	Aventine Renewable Energy, Inc.	09/01/09	234074	$319,267.20	$10,663.02
Ernst & Young LLP	4/8/09 thru 6/30/09	$79,816.80	Aventine Renewable Energy, Inc.	09/22/09	234498	$79,816.80
Ernst & Young LLP	7/1/09 thru 7/31/09	$203,745.21	Aventine Renewable Energy, Inc.	10/13/09	234972	$195,799.20	$7,946.01
Ernst & Young LLP	8/1/09 thru 9/30/09	$168,968.06	Aventine Renewable Energy, Inc.	12/04/09	236261	$162,299.20	$6,668.86
Ernst & Young LLP	7/1/09 thru 9/30/09	$89,524.60	Aventine Renewable Energy, Inc.	12/17/09	236559	$89,524.60
Ernst & Young LLP	10/1/09 thru 10/31/09	$213,016.60	Aventine Renewable Energy, Inc.	12/31/09	236820	$206,111.60	$6,905.00	$1,052,818.60	$32,182.89

**     Payment to Westervelt, Johnson, Nicoll & Keller on June 4, 2009 for $39,933.62 was held in escrow by the Westervelt firm until 80% of fees and 100% of expenses had been approved by the court.

The remaining 20% of fees is still being held in escrow by the Westervelt firm awaiting final court approval.

&&  $72,303.07 was reduced against the DPW retainer balance, and no cash was paid to DPW for this invoice.

$$  $39,168.65 was reduced against the DPW retainer balance, and no cash was paid to DPW for this invoice.

@@  $6,861.32 was reduced against the DPW retainer balance, and no cash was paid to DPW for this invoice.

##  $115,000 was applied against the EY retainer balance, and a net payment of $214,930.22 was paid.

Case No. 09-11214(KG)

MOR-2 Statement of Operations - Cumulative

Aventine Renewable Energy Holdings, Inc. and Subsidiaries
Consolidating Income Statement
AVENTINE USD BOOKS
For the Cumulative Chapter 11 Bankruptcy Period ending January 31, 2010
Submitted: 17-FEB-10 16:03:58

	AVR Holdings Inc.	ARE LLC	ARE Inc.	NEBRASKA ENERGY	AURORA West	Mt Vernon	Aventine Power	Eliminations	Total
	Cummulative	Cummulative	Cummulative	Cummulative	Cummulative	Cummulative	Cummulative	Cummulative	Consolidation
	January-10	January-10	January-10	January-10	January-10	January-10	January-10	January-10	January-10

Sales

Sales - Ethanol	$—	$—	$307,397,309	$66,849,394	$—	$—	$—	$(66,924,026)	$307,322,677
Sale - Biodiesel	0	0	535,570	0	0	0	0	0	535,570
Sales - E85	0	0	195,161	0	0	0	0	0	195,161
Sales - Co Products	0	0	63,419,321	12,410,192	0	0	0	(3,479,108)	72,350,406
Sales - Yeast	0	0	10,593,266	0	0	0	0	0	10,593,266
Sales - Commission	0	0	0	0	0	0	0	0	0
Sales - Other	0	0	1,316,463	0	0	0	0	0	1,316,463
Total Sales	0	0	383,457,090	79,259,587	0	0	0	(70,403,134)	392,313,542

Cost of Sales
COGS - Corn	0	0	(176,285,166)	(52,619,295)	0	0	0	0	(228,904,461)
COGS - Biofuels	0	0	(81,843,311)	134,641	0	0	0	66,924,026	(14,784,644)
COGS - Freight	0	0	(17,899,442)	(3,113,864)	0	(122,340)	0	0	(21,135,647)
COGS - Inventory Change	0	0	(663,790)	103,530	0	0	0	0	(560,261)
COGS - MFT	0	0	(1,148,346)	0	0	0	0	0	(1,148,346)
COGS- Depreciation	0	0	(10,157,979)	(1,649,043)	0	0	0	0	(11,807,022)
COGS - Conversion Cost
- Salaries & Wages	0	0	(2,697,409)	(1,577,416)	0	(366,225)	0	0	(4,641,049)
- Salaried Stock Comp	0	0	(425,370)	0	0	0	0	0	(425,370)
- Union Wages	0	0	(8,660,205)	0	0	0	0	0	(8,660,205)
- Fringe Benefits	0	0	(729,142)	(412,690)	0	(65,587)	0	0	(1,207,419)
- Union Fringe Benefits	0	0	(2,947,022)	0	0	0	0	0	(2,947,022)
- Insurance	0	0	(953,461)	(663,894)	(196,517)	(202,690)	0	0	(2,016,562)
- Travel & Entertainment	0	0	(14,857)	(1,793)	0	0	0	0	(16,650)
- Outside Services	0	0	(3,396,804)	(654,616)	(217,987)	(180,042)	0	0	(4,449,449)
- Utilities	0	0	(22,553,223)	(6,649,320)	0	(1,378)	0	0	(29,203,921)
- Denaturant	0	0	(4,943,461)	(1,367,509)	0	0	0	0	(6,310,970)
- Materials & Supplies	0	0	(15,131,641)	(3,885,316)	0	(327,053)	0	3,479,108	(15,864,903)
- Other	0	0	(367,348)	(664,536)	(278)	(1,705)	0	0	(1,033,867)
Sub Total for Conversion Cost	0	0	(62,819,943)	(15,877,090)	(414,782)	(1,144,680)	0	3,479,108	(76,777,387)
Total Cost of Goods Sold	0	0	(350,817,978)	(73,021,122)	(414,782)	(1,267,021)	0	70,403,134	(355,117,768)

Gross Profit	0	0	32,639,112	6,238,465	(414,782)	(1,267,021)	0	0	37,195,774

Selling, General & Administrative Expense
SG&A - Salaries & Wages	0	0	(3,977,827)	(89,550)	0	(80,151)	0	0	(4,147,528)
SG&A - Salaried Stock Comp	0	0	(848,113)	0	0	0	0	0	(848,113)
SG&A - Fringe Benefits	0	0	(693,476)	(32,287)	0	(39,848)	0	0	(765,612)
SG&A - Payroll Allocation	0	0	0	0	0	0	0	0	0
SG&A - Professional Service	0	0	0	0	0	0	0	0	0
SG&A - Materials & Supplies	0	0	(1,274,080)	(24,718)	(29)	(11,383)	0	0	(1,310,209)
SG&A - Outside Services	(116,870)	0	(5,348,851)	(38,234)	(129,175)	(144,693)	0	0	(5,777,824)
SG&A - Travel & Entertainment	0	0	(143,950)	(167)	(1,671)	(26,861)	0	0	(172,649)
SG&A - Advertising	0	0	0	0	0	0	0	0	0
SG&A - Insurance	0	0	(1,314,427)	0	0	0	0	0	(1,314,427)
SG&A - Contributions	0	0	(40,926)	77	0	0	0	0	(40,850)
SG&A - Other	0	0	(3,918,585)	(366,677)	(671,170)	(40,688)	0	0	(4,997,120)
Total SG&A	(116,870)	0	(17,560,236)	(551,555)	(802,045)	(343,625)	0	0	(19,374,330)
Other Income	0	0	849,971	(6,046)	(972,334)	(746,172)	0	0	(874,581)
Operating Income	(116,870)	0	15,928,847	5,680,864	(2,189,160)	(2,356,817)	0	0	16,946,863

Interest Income	0	0	0	0	0	0	0	0	0
Interest Expense (contractual)	(458,065)	0	(5,896,431)	0	0	0	0	0	(6,354,496)
Loss on early extinguishment of debt	0	0	0	0	0	0	0	0	0
Minority Interest	0	0	0	0	0	0	0	0	0
Other non-operating income (loss)	0	0	25,165	0	0	(476)	0	0	24,689
Earnings before reorganization	(574,935)	0	10,057,581	5,680,864	(2,189,160)	(2,357,293)	0	0	10,617,056

Reorganization items:
Professional fees	(975)	0	(8,344,856)	(40,000)	(2,925)	(11,375)	0	0	(8,400,131)
Reorganization Gain/(Loss)	83,333	0	(24,778,769)	(294,735)	0	0	0	0	(24,990,170)
Total reorganization expense	82,358	0	(33,123,626)	(334,735)	(2,925)	(11,375)	0	0	(33,390,302)

Income (loss) before income tax benefit	(492,577)	0	(23,066,045)	5,346,129	(2,192,085)	(2,368,668)	0	0	(22,773,246)

Income Taxes	0	0	4,606,391	0	0	0	0	0	4,606,391
Net Income (loss)	(492,577)	0	(18,459,654)	5,346,129	(2,192,085)	(2,368,668)	0	0	(18,166,855)

Case No. 09-11214(KG)

MOR-2 Statement of Operations - Month

Aventine Renewable Energy Holdings, Inc. and Subsidiaries
Consolidating Income Statement
AVENTINE USD BOOKS
For the Month ending January 31, 2010

	AVR Holdings Inc.	ARE LLC	ARE Inc.	NEBRASKA ENERGY	AURORA West	Mt Vernon	Aventine Power	Eliminations	Total
	Current Month	Current Month	Current Month	Current Month	Current Month	Current Month	Current Month	Current Month	Consolidation
	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10

Sales

Sales - Ethanol			$33,100,923	$6,740,326	$—	$—	$—	$(6,740,326)	$33,100,923
Sale - Biodiesel			0	0	0	0	0	0	0
Sales - E85			0	0	0	0	0	0	0
Sales - Co Products			7,500,456	1,149,453	0	0	0	(452,318)	8,197,591
Sales - Yeast			1,259,686	0	0	0	0	0	1,259,686
Sales - Commission			0	0	0	0	0	0	0
Sales - Other			0	0	0	0	0	0.00	0
Total Sales	0	0	41,861,064	7,889,780	0	0	0	(7,192,645)	42,558,199

Cost of Sales
COGS - Corn			(18,473,242)	(5,009,801)	0	0	0	0	(23,483,043)
COGS - Biofuels			(7,027,244)	(238,546)	0	0	0	6,740,326	(525,463)
COGS - Freight			(1,796,261)	(44,669)	0	0	0	0	(1,840,930)
COGS - Inventory Change			(309,452)	112,589	0	0	0	0	(196,863)
COGS - MFT			0	0	0	0	0	0	0
COGS- Depreciation			(996,350)	(170,457)	0	0	0	0	(1,166,807)
COGS - Conversion Cost
- Salaries & Wages			(288,531)	(155,878)	0	(32,147)	0	0	(476,556)
- Salaried Stock Comp			(42,430)	0	0	0	0	0	(42,430)
- Union Wages			(873,690)	0	0	0	0	0	(873,690)
- Fringe Benefits			(80,470)	(38,999)	0	(6,814)	0	0	(126,283)
- Union Fringe Benefits			(310,244)	0	0	0	0	0	(310,244)
- Insurance			(122,931)	(79,640)	(16,991)	(16,991)	0	0	(236,553)
- Travel & Entertainment			0	0	0	0	0	0	0
- Outside Services			(257,677)	(23,727)	(27,298)	(1,230)	0	0	(309,932)
- Utilities			(3,054,696)	(990,679)	0	(393)	0	0	(4,045,768)
- Denaturant			(596,437)	(149,826)	0	0	0	0	(746,262)
- Materials & Supplies			(1,661,620)	(374,558)	0	(59,733)	0	452,318	(1,643,593)
- Other			(48,795)	(41,950)	0	(189)	0	0	(90,934)
Sub Total for Conversion Cost	0	0	(7,337,520)	(1,855,256)	(44,289)	(117,498)	0	452,318	(8,902,245)
Total Cost of Goods Sold	0	0	(35,940,068)	(7,206,141)	(44,289)	(117,498)	0	7,192,645	(36,115,351)

Gross Profit	0	0	5,920,997	683,638	(44,289)	(117,498)	0	0	6,442,848

Selling, General & Administrative Expense
SG&A - Salaries & Wages			(348,747)	(7,263)	0	(9,504)	0	0	(365,514)
SG&A - Salaried Stock Comp			(94,789)	0	0	0	0	0	(94,789)
SG&A - Fringe Benefits			(55,986)	(3,510)	0	(3,379)	0	0	(62,875)
SG&A - Payroll Allocation			0	0	0	0	0	0	0
SG&A - Professional Service			0	0	0	0	0	0	0
SG&A - Materials & Supplies			(129,714)	(2,249)	0	(2,470)	0	0	(134,433)
SG&A - Outside Services	0		(754,936)	(5,044)	(6,862)	(9,401)	0	0	(776,243)
SG&A - Travel & Entertainment			(14,609)	0	0	(2,124)	0	0	(16,733)
SG&A - Advertising			0	0	0	0	0	0	0
SG&A - Insurance			(131,516)	0	0	0	0	0	(131,516)
SG&A - Contributions			(4,167)	0	0	0	0	0	(4,167)
SG&A - Other			(196,732)	(33,193)	(51,483)	(422)	0	0	(281,830)
Total SG&A	0	0	(1,731,196)	(51,260)	(58,344)	(27,300)	0	0	(1,868,100)
Other Income	0	0	28,184	0	(139,000)	(78,678)	0	0	(189,494)
Operating Income	0	0	4,217,984	632,379	(241,633)	(223,476)	0	0	4,385,254

Interest Income			0	0	0	0	0	0	0
Interest Expense (contractual)			(624,928)	0	0	0	0	0	(624,928)
Loss on early extinguishment of debt			0	0	0	0	0	0	0
Minority Interest			0	0	0	0	0	0	0
Other non-operating income (loss)			(452)	0	0	0	0	0	(452)
Earnings before reorganization	0	0	3,592,605	632,379	(241,633)	(223,476)	0	0	3,759,874

Reorganization items:
Professional fees	(325)		(1,204,983)	(20,000)	(1,625)	(4,875)	0	0	(1,231,808)
Reorganization Gain/(Loss)			839	0	0	0	0	0	839
Total reorganization expense	(325)	0	(1,204,144)	(20,000)	(1,625)	(4,875)	0	0	(1,230,969)

Income (loss) before income tax benefit	(325)	0	2,388,461	612,379	(243,258)	(228,351)	0	0	2,528,905

Income Taxes	0		(358,224)	0	0	0	0	0	(358,224)
Net Income (loss)	(325)	0	2,030,237	612,379	(243,258)	(228,351)	0	0	2,170,681

1

Case No. 09-11241(KG)

MOR-3 Balance Sheet

AVENTINE RENEWABLE ENERGY HOLDINGS INC.
And Subsidiaries
AVENTINE USD BOOKS
Period: JAN-10 Currency: USD
Submitted: 17-FEB-10 14:24:47

As of January 31, 2010

	AVR Holdings Inc.	ARE LLC	AVENTINE	NEBRASKA ENERGY	AURORA West	Mt Vernon	Eliminations	Total
	Current Month	Current Month	Current Month	Current Month	Current Month	Current Month	Current Month	Consolidation
	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10	JAN-10
ASSETS
Current Assets:
Cash and Cash equivalents	0	0	62,718,424	22,001	0	500	0	62,740,925
Accounts and Notes Receivable	0	0	10,383,790	1,183,187	0	0	0	11,566,976
Income Tax Receivable	0	0	5,043,755	0	0	0	0	5,043,755
Inventory	0	0	20,124,291	1,832,171	0	0	0	21,956,462
Other current assets	6,000	0	4,480,961	796,585	16,991	943,361	0	6,243,898

Total current assets	6,000	0	102,751,220	3,833,943	16,991	943,861	0	107,552,016

Property, Plant, and Equipment
Land	0	0	187,739	51,432	1,419,996	0	0	1,659,167
Buildings	0	0	5,289,592	101,690	0	0	0	5,391,282
Furniture & Fixtures	0	0	22,043	2,538	0	0	0	24,581
Storage Tanks	0	0	2,559,092	2,075,464	0	0	0	4,634,556
Manufacturing and other equipment	0	0	112,637,737	21,525,779	0	0	0	134,163,516
Construction-in-progress	0	0	6,420,258	1,412,261	237,937,813	247,500,841	0	493,271,173

Total PP&E	0	0	127,116,461	25,169,165	239,357,809	247,500,841	0	639,144,276
Accumulated Depreciation- PP&E	0	0	(43,068,842)	(8,179,539)	0	0	0	(51,248,381)

Property, Plant, and Equipment, net	0	0	84,047,620	16,989,625	239,357,809	247,500,841	0	587,895,895

Deferred Tax Asset	0	0	0	0	0	0	0	0
Investments in marketing alliances	446,351,453	435,517,458	11,983,525	0	0	0	(888,410,032)	5,442,405
Restricted Cash	0	0	7,451,876	0	0	0	0	7,451,876
Other non-Current Assets	0	0	290,035	120,000	0	9,220,991	0	9,631,026
Total Assets	446,357,453	435,517,458	206,524,277	20,943,569	239,374,800	257,665,693	(888,410,032)	717,973,219

LIABILITIES and STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts Payable	0	0	10,699,844	736,940	1,645,386	0	0	13,082,170
Accrued Payroll and Benefits	0	0	2,132,879	194,083	0	597	0	2,327,559
Credit agreement borrowings	0	0	42,764,967	0	0	0	0	42,764,967
Intercompany	(1,016,670)	(437,196)	15,007,109	(6,214,605)	(12,038,694)	4,700,057	0	0
Other current liabilities	0	0	6,089,770	516,125	51,483	0	0	6,657,377
Total Current Liabilities	(1,016,670)	(437,196)	76,694,568	(4,767,458)	(10,341,825)	4,700,654	0	64,832,073

Liabilities Subject to Compromise	310,726,503	0	38,461,660	649,101	15,350,572	361,076	0	365,548,911
Long-term debt	0	0	0	0	0	0	0	0
Deferred tax liability	0	4,743,830	(982,057)	0	0	0	0	3,761,773
Other long-term liabilities	2,500	0	3,565,354	216,341	165,094	9,935,416	0	13,884,706

Stockholders’ Equity:
Common stock	43,993	0	0	0	0	0	0	43,993
Additional paid-in capital	(36,716,497)	0	335,382,078	0	0	0	0	298,665,581
Retained Earnings	177,452,894	431,210,824	(248,218,773)	24,845,585	234,200,960	242,668,547	(888,410,032)	(26,249,995)
Treasury Stock	(4,135,270)	0	0	0	0	0	0	(4,135,270)
Accumulated other comprehensive loss	0	0	1,621,446	0	0	0	0	1,621,446
Total stockholders’ equity	136,645,120	431,210,824	88,784,751	24,845,585	234,200,960	242,668,547	(888,410,032)	269,945,755

Total liabilities and stockholders’ equity	446,357,453	435,517,458	206,524,277	20,943,569	239,374,800	257,665,693	(888,410,032)	717,973,219

1

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: AVENTINE RENEWABLE ENERGY HOLDINGS, INC., a Delaware Corporation, et al., Debtors.(1)	Chapter 11 Case No. 09-11214 (KG) (Jointly Administered)

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of January 31, 2010

WILLIAM J. BRENNAN hereby declares under penalty of perjury:

1.  I am the Chief Accounting and Compliance Officer for Aventine Renewable Energy Holdings, Inc. , et al., the above-captioned debtors and debtors in possession (collectively, the “Debtors”).  I am familiar with the Debtors’ day-to-day operations, business, affairs and books and records.

2.  All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition.  If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion.  I am authorized to submit this Declaration of behalf of the Debtors.

3.  To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connectin therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.(2)

Dated: February 22, 2010	Respectfully submitted,

/s/ William J. Brennan
By: William J. Brennan
Title: Chief Accounting and Compliance Officer

(1)  The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, are: Aventine Renewable Energy Holdings, Inc. (9368), Aventine Renewable Energy, LLC (0195), Aventine Renewable Energy, Inc. (8352), Aventine Renewable Energy — Aurora West, LLC (9285), Aventine Renewable Energy — Mt Vernon, LLC (8144), Aventine Power, LLC (9343), and Nebraska Energy, L.L.C. (1872).  The corporate headquarters address for all of the Debtors is 120 North Parkway Drive, Pekin, Illinois 61554.

(2) The Debtors use ADP for the remittance of all payroll taxes.

SUMMARY OF UNPAID POSTPETITION DEBTS

Aventine Renewable Energy Holdings Inc.

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due Insiders	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Intercompany Payables	—	—	—	—	—	—
Total Postpetition debts	$—	$—	$—	$—	$—	$—

SUMMARY OF UNPAID POSTPETITION DEBTS

Aventine Renewable Energy Inc.

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable 1240	$9,949,268	$313,195	$1,392	$—	$—	$10,263,856
Accrued Wages & Benefits Payable	2,132,879	—	—	—	—	2,132,879
Taxes Payable	410,788	—	—	—	—	410,788
Rent/Leases-Building 1230.1954	25,200	—	—	—	—	25,200
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due Insiders	—	—	—	—	—	—
Other: AP Accruals	6,089,770	—	—	—	—	6,089,770
Other: Accrued Motor Fuel Taxes	—	—	—	—	—	—
Other: Accrued Feed Taxes	—	—	—	—	—	—
Intercompany Payables	15,007,109	—	—	—	—	15,007,109
Total Postpetition debts	$33,615,014	$313,195	$1,392	$—	$—	$33,929,602

Note:      Post Petition liabilities to be paid with operating cash during February 2010.

SUMMARY OF UNPAID POSTPETITION DEBTS

Nebraska Energy LLC

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable (1240)	$193,818	$113,714	$(31)	$—	$31,596	$339,098
Accrued Wages & Benefits Payable	194,083	—	—	—	—	194,083
Taxes Payable and Other	913,967	—	—	—	—	913,967
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due Insiders	—	—	—	—	—	—
Other: AP Accruals	—	—	—	—	—	—
Other: Accrued Feed Taxes	—	—	—	—	—	—
Other: Motor Fuel Taxes	—	—	—	—	—	—
Intercompany Payables	—	—	—	—	—	—
Total Postpetition debts	$1,301,868	$113,714	$(31)	$—	$31,596	$1,447,148

Note:      Post Petition liabilities to be paid with operating cash during February 2010.

SUMMARY OF UNPAID POSTPETITION DEBTS

MT Vernon LLC

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Accrued Wages & Benefits Payable	597	—	—	—	—	597
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due Insiders	—	—	—	—	—	—
Other: AP Accruals	—	—	—	—	—	—
Other: Accrued Motor Fuel Taxes	—	—	—	—	—	—
Other: Accrued Feed Taxes	—	—	—	—	—	—
Intercompany Payables	4,700,057	—	—	—	—	4,700,057
Total Postpetition debts	$4,700,654	$—	$—	$—	$—	$4,700,654

Note:      Post Petition liabilities to be paid with operating cash during February 2010.

SUMMARY OF UNPAID POSTPETITION DEBTS

Aurora West LLC

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Rent/Leases-Equipment	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	0	0	0	0	0	0
Amounts Due Insiders	0	0	0	0	0	0
Other: Accruals	1,696,869	0	0	0	0	1,696,869
Intercompany Payables	0	0	0	0	0	0
Total Postpetition debts	$1,696,869	$—	$—	$—	$—	$1,696,869

Note:      Post Petition liabilities to be paid with operating cash during February 2010.

SUMMARY OF UNPAID POSTPETITION DEBTS

Aventine Power LLC

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due Insiders	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition debts	$—	$—	$—	$—	$—	$—

Note:      No post petition liabilities for Aventine Power

SUMMARY OF UNPAID POSTPETITION DEBTS

Aventine Renewable Energy LLC

	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	$—	$—	$—	$—	$—	$—
Wages Payable	—	—	—	—	—	—
Taxes Payable	—	—	—	—	—	—
Rent/Leases-Building	—	—	—	—	—	—
Rent/Leases-Equipment	—	—	—	—	—	—
Secured Debt/Adequate Protection Payments	—	—	—	—	—	—
Professional Fees	—	—	—	—	—	—
Amounts Due Insiders	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Other:	—	—	—	—	—	—
Total Postpetition debts	$—	$—	$—	$—	$—	$—

Note:      No post petition liabilities for Aventine Renewable Energy LLC

Case No. 09-11214(KG)

MOR-5 Acct Rec Aging

Aventine Renewable Energy, Inc.

Debtor

Accounts Receivable Reconciliation and Aging

AR Reconciliation

Total AR at the beginning of reporting period	12/31/09	$21,361,515

Amounts billed during period		40,230,853

Amounts collected during period		(42,660,119)

Total AR at the end of reporting period	01/31/10	18,932,249

Allowance for Uncollectible Accounts Rec at January 31, 2010		(2,399,595)

January 31, 2010 Accrual Adjustments to G/L not posted to Subledger (1)		(7,088,795)

Other non-customer AR Accounts in G/L		939,932

Other		—

Total Aventine AR per balance sheet at January 31, 2010 (MOR-3)		$10,383,790

(1) The ORACLE system performs the billling when the product is shipped to the customer, however under our contracts we then have to monitor the railcars status and adjust the revenue to record only product which has been actually offloaded at the customer’s location at the end of each month.

AR Aging

0 - 30 Days Old		$12,910,789
31-60 Days Old		2,458,343
61-90 Days Old		(6,082)
91+ Days Old		3,569,199
Total Account Receivable	01/31/10	$18,932,249

DEBTOR QUESTIONNAIRE

		YES	NO

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☐	☒

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation.	☒	☐

5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts. If an investment account has opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

		☐	☒

Case No. 09-11214(KG)

MOR-5 Acct Rec Aging

Nebraska Energy, LLC

Debtor

Accounts Receivable Reconciliation and Aging

AR Reconciliation

Total AR at the beginning of reporting period	12/31/09	$1,222,289

Amounts billed during period		827,025
Intercompany clearing prior month
Amounts collected during period		(672,604)

Total AR at the end of reporting period	01/31/10	1,376,710

Other non-customer AR Accounts in G/L		16

Intercompany AR subtracted for reporting purposes		(205,575)

Other Misc		12,035

Total Nebraska Energy LLC AR per balance sheet at January 31, 2010 (MOR-3)		$1,183,187

AR Aging

0 - 30 Days Old		$397,557
31-60 Days Old		(27)
61-90 Days Old		14,974
91+ Days Old		964,206
Total Account Receivable	01/31/10	$1,376,710

DEBTOR QUESTIONNAIRE

		YES	NO

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	☐	☒

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	☐	☒

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒	☐

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation.	☒	☐

5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened accounts. If an investment account has opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

		☐	☒

39	NEBRASKA ENERGY L L C
PAYROLL ACCT-DEBTOR IN POSSESSION
ATTN: AMY NISSEN
1205 S O RD
AURORA NE 68818

PRIMARY ACCT:	STATEMENT PERIOD: 01/01/2010 - 01/31/2010

SUMMARY:

ACCOUNT	PREVIOUS		TOTAL		TOTAL	SERVICE		ENDING
NUMBER	BALANCE		DEBITS		CREDITS	CHARGE		BALANCE
DDA	28,634.17	49	145,495.65	4	140,610.90	00		23,749.42
DDA BUS. ANALYSIS							31	05/00 02

DEPOSITS AND MISCELLANEOUS TRANSACTIONS

AUTO TRANSFER DEPOSIT			48,212.03	+	01/06
Wire In-Aventine Ren Energy
ACH DEBIT	26,269.33	-			01/07
PAYCHEX INC. CCD PAYROLL
ACH DEBIT	533.03	-			01/08
PAYCHEX EIB CCD INVOICE
ACH DEBIT	14,278.94	-			01/08
PAYCHEX TPS CCD TAXES
AUTO TRANSFER DEPOSIT			24,377.11	+	01/13
Aventine Renewable Energy Wire
ACH DEBIT	13,291.29	-			01/14
PAYCHEX INC. CCD PAYROLL
ACH DEBIT	224.68	-			01/15
PAYCHEX EIB CCD INVOICE
ACH DEBIT	6,918.16	-			01/15
PAYCHEX TPS CCD TAXES
DEPOSIT			42,786.14	+	01/20
ACH DEBIT	24,445.87				01/21
PAYCHEX INC. CCD PAYROLL
ACH DEBIT	241.53	-			01/22
PAYCHEX EIB CCD INVOICE
ACH DEBIT	12,358.78	-			01/22
PAYCHEX TPS CCD TAXES
DEPOSIT			25,235.62	+	01/27
ACH DEBIT	13,921.72	-			01/28
PAYCHEX INC. CCD PAYROLL

CONTINUED ON PAGE ... 2

FOR PAYMENT OR CONTACT INFORMATION
Member FDIC	Service You Can Bank On	SEE REVERSE SIDE OF THIS STATEMENT.

39	NEBRASKA ENERGY L L C
PAYROLL ACCT-DEBTOR IN POSSESSION
ATTN: AMY NISSEN
1205 S O RD
AURORA NE 68818

PRIMARY ACCT:	STATEMENT PERIOD: 01/01/2010 - 01/31/2010

DDA BUS. ANALYSIS	31 05/00 02

DEPOSITS AND MISCELLANEOUS TRANSACTIONS

ACH DEBIT	210.68	-	01/29
PAYCHEX ETB CCD INVOICE
ACH DEBIT	7,243.26	-	01/29
PAYCHEX TPS CCD TAXES

—  CHECKS  —

NUMBER		AMOUNT	DATE	NUMBER	AMOUNT	DATE	NUMBER		AMOUNT	DATE
8675		566.56	01/04	8707	526.22	01/22	8719		629.59	01/20
8683	*	569.85	01/04	8708	830.41	01/11	8720		726.41	01/22
8691	*	642.23	01/04	8709	515.18	01/11	8721		1,121.49	01/25
8697	*	845.97	01/04	8710	586.20	01/12	8722		638.29	01/22
8698		1,230.78	01/04	8711	819.69	01/12	8723		572.60	01/27
8699		609.64	01/22	8712	1,222.33	01/12	8724		374.64	01/25
8700		1,053.40	01/06	8713	793.47	01/15	8725		234.51	01/22
8701		639.82	01/04	8714	590.25	01/15	8726		411.86	01/26
8702		634.58	01/06	8715	516.29	01/22	8727		527.98	01/26
8703		880.38	01/07	8716	556.10	01/20	8728		1,132.18	01/25
8704		742.09	01/12	8717	414.05	01/18	8729		852.58	01/29
8705		1,218.85	01/11	8718	403.23	01/20	8733	*	258.92	01/29
8706		669.76	01/08

CONTINUED ON PAGE ... 3

AN (*) DENOTES GAP IN CHECK NUMBERS

FOR PAYMENT OR CONTACT INFORMATION
Member FDIC	Service You Can Bank On	SEE REVERSE SIDE OF THIS STATEMENT.

2

39	NEBRASKA ENERGY L L C
PAYROLL ACCT-DEBTOR IN POSSESSION
ATTN: AMY NISSEN
1205 S O RD
AURORA NE 68818

PRIMARY ACCT:	STATEMENT PERIOD: 01/01/2010 - 01/31/2010

DDA BUS. ANALYSIS	31 05/00 02

BALANCE INFORMATION

DATE	BALANCE	DATE	BALANCE	DATE	BALANCE
12/31	28,634.17	01/13	46,473.93	01/22	25,141.71
01/04	24,138.96	01/14	33,182.64	01/25	22,513.40
01/06	70,663.01	01/15	24,656.08	01/26	21,573.56
01/07	43,513.30	01/18	24,242.03	01/27	46,236.58
01/08	28,031.57	01/20	65,439.25	01/28	32,314.86
01/11	25,467.13	01/21	40,993.38	01/29	23,749.42
01/12	22,096.82

AVERAGE BALANCE FOR THIS STATEMENT CYCLE:  $30,898.99

39

FOR PAYMENT OR CONTACT INFORMATION
Member FDIC	Service You Can Bank On	SEE REVERSE SIDE OF THIS STATEMENT.

3